UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  October 30, 2006
(Date of earliest event reported)


                      CD 2006-CD3 Commercial Mortgage Trust
                      -------------------------------------
                         (Exact name of issuing entity)


                       German American Capital Corporation
                       -----------------------------------
               (Exact name of sponsor as specified in its charter)


                      Citigroup Global Markets Realty Corp.
                      -------------------------------------
               (Exact name of sponsor as specified in its charter)


                              Capmark Finance Inc.
                              --------------------
               (Exact name of sponsor as specified in its charter)


                 Deutsche Mortgage & Asset Receiving Corporation
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       333-130390-01            04-3310019
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(State or other jurisdiction        (Commission File No.)      (IRS Employer
     of incorporation)                                       Identification No.)


           60 Wall Street
          New York, New York                                        10005
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(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code        (212) 250-2500
                                                   -----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

      On October 30, 2006, a single series of mortgage pass-through certificates, entitled Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series CD 2006-CD3 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of October 1, 2006, among Deutsche Mortgage & Asset Receiving Corporation, as depositor (the "Registrant"), Capmark Finance Inc. and Wachovia Bank, National Association, each as master servicer, J.E. Robert Company, Inc., as special servicer and LaSalle Bank National Association, as trustee. The Certificates consist of 32 classes (each, a "Class") of Certificates, seventeen of which Classes are designated as the "Class A-1 Certificates", the "Class A-1D Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-AB Certificates", the "Class A-4 Certificates", the "Class A-5 Certificates", the "Class A-1S Certificates", the "Class A-M Certificates", the "Class A-J Certificates", the "Class A-1A Certificates", the "Class XP Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class F Certificates", (collectively, the "Offered Certificates"); and fifteen of which classes are designated as the "Class XS Certificates," the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class S Certificates", the "Class T Certificates", the "Class R Certificates" and the "Class LR Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 192 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $3,571,360,873. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "GACC Mortgage Loans") were acquired by the Registrant from German American Capital Corporation ("GACC") pursuant to a Mortgage Loan Purchase Agreement, dated as of October 30, 2006, between the Registrant and GACC, certain of the Mortgage Loans (the "CGMRC Mortgage Loans") were acquired by the Registrant from Citigroup Global Markets Realty Corp. ("CGMRC") pursuant to a Mortgage Loan Purchase Agreement, dated as of October 30, 2006, between the Registrant and CGMRC, a portion of a certain Mortgage Loan (the "Barclays Mortgage Loan") was acquired by the Registrant from Barclays Capital Real Estate Inc. ("Barclays"), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 30, 2006, between the Registrant and Barclays and certain of the mortgage loans (the "Capmark Mortgage Loans") were acquired by the Registrant from Capmark Finance Inc. ("Capmark", and collectively with GACC, CGMRC and Barclays, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of October 30, 2006, between the Registrant and Capmark. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to GACC, CGMRC, Barclays and Capmark was derived from the sale of Certificates by the Registrant to Deutsche Bank Securities Inc. ("DBS"), Citigroup Global Markets Inc. ("CGM"), Barclays Capital Inc. ("BCI"), Capmark Securities Inc. ("CSI"), Banc of America Securities LLC ("BOA") and Wachovia Capital Markets LLC ("WCM"), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated October 23, 2006, among the Registrant, DBS, CGM, BCI, CSI, BOA and WCM (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated October 23, 2006, among the Registrant, DBS and CGM (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to
Section 4(2) of that Act). On October 30, 2006, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated October 23, 2006 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits
--------------------------------------------------------------------------------

Item 601(a) of
Regulation S-K
Exhibit No.     Description
-----------     -----------
--------------------------------------------------------------------------------

(1.1) Underwriting Agreement, dated October 23, 2006, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Barclays Capital Inc., Capmark Securities Inc., Banc of America Securities LLC and Wachovia Capital Markets LLC.
--------------------------------------------------------------------------------

(4.1) Pooling and Servicing Agreement, dated as of March 1, 2006, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Capmark Finance Inc., as master servicer, Wachovia Bank, National Association, as master servicer, J.E. Robert Company, Inc., as special servicer and LaSalle Bank National Association, as trustee.
--------------------------------------------------------------------------------

(8.1) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of October 30, 2006, relating to validity and tax matters.

--------------------------------------------------------------------------------

(99.1) Mortgage Loan Purchase Agreement, dated as of October 30, 2006, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

--------------------------------------------------------------------------------

(99.2) Mortgage Loan Purchase Agreement, dated as of October 30, 2006, between Deutsche Mortgage & Asset Receiving Corporation and Citigroup Global Markets Realty Corp.

--------------------------------------------------------------------------------

(99.3) Mortgage Loan Purchase Agreement, dated as of October 30, 2006, between Deutsche Mortgage & Asset Receiving Corporation and Capmark Finance Inc.

--------------------------------------------------------------------------------

(99.4) Mortgage Loan Purchase Agreement, dated as of October 30, 2006, between Deutsche Mortgage & Asset Receiving Corporation and Barclays Capital Real Estate Inc.

--------------------------------------------------------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DEUTSCHE MORTGAGE & ASSET
                                      RECEIVING CORPORATION

Date: November 15, 2006



                                   By: /s/ Helaine M. Kaplan
                                      ------------------------------------------
                                   Name: Helaine M. Kaplan
                                   Title: President



                                   By: /s/ Jeremy A. Beard
                                      ------------------------------------------
                                   Name: Jeremy A. Beard
                                   Title: Vice President

                                  Exhibit Index
                                  -------------



Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.     Description                                       Electronic (E)
-----------     -----------                                       -------------

1.1             Underwriting Agreement                                  E

4.1             Pooling and Servicing Agreement                         E

8.1             Opinion of Cadwalader, Wickersham & Taft                E
                LLP, dated as of October 30, 2006,
                relating to validity and tax matters

99.1            GACC Mortgage Loan Purchase Agreement                   E

99.2            CGMRC Mortgage Loan Purchase Agreement                  E

99.3            Capmark Mortgage Loan Purchase Agreement                E

99.4            Barclays Mortgage Loan Purchase Agreement               E